                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Gary L. Neale, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Capital Markets, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities of the Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Gary L. Neale
                                                        -----------------
                                                        Gary L. Neale

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Stephen P. Adik, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Capital Markets, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities of the Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Stephen P. Adik
                                                        -------------------
                                                        Stephen P. Adik

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Patrick J. Mulchay, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Capital Markets, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities of the Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Patrick J. Mulchay
                                                        ----------------------
                                                        Patrick J. Mulchay

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Jeffrey W. Yundt, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Capital Markets, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of Debt Securities of the Corporation, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Jeffrey W. Yundt
                                                        --------------------
                                                        Jeffrey W. Yundt

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Steven C. Beering, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Steven C. Beering
                                                        ---------------------
                                                        Steven C. Beering

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Arthur J. Decio, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Arthur J. Decio
                                                        -------------------
                                                        Arthur J. Decio

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Gary L. Neale, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Gary L. Neale
                                                        -----------------
                                                        Gary L. Neale

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Ernestine M. Raclin, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Ernestine M. Raclin
                                                        -----------------------
                                                        Ernestine M. Raclin

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Denis E. Ribordy, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Denis E. Ribordy
                                                        --------------------
                                                        Denis E. Ribordy

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Ian M. Rolland, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Ian M. Rolland
                                                        ------------------
                                                        Ian M. Rolland

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Edmund A. Schroer, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Edmund A. Schroer
                                                        ---------------------
                                                        Edmund A. Schroer

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, Robert J. Welsh, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ Robert J. Welsh
                                                        -------------------
                                                        Robert J. Welsh

                               POWER OF ATTORNEY


  KNOW ALL MEN BY THESE PRESENTS, that I, James T. Morris, hereby constitute and appoint Francis P. Girot, Jr. and Arthur A. Paquin, or either of them, my true and lawful attorneys and agents, with full power of substitution and resubstitution, to execute in my name and on my behalf, in all capacities as a Director of NIPSCO Industries, Inc. ("Corporation"), a Registration Statement on Form S-3 and any amendments thereto (including, without limitation, post-effective amendments pursuant to Rule 462(b) under the Securities Act of 1933, as amended) to be filed with the Securities and Exchange Commission in connection with the registration under the Securities Act of 1933, as amended, of up to $75,000,000 principal amount of Debt Securities of NIPSCO Capital Markets, Inc. ("Capital Markets"), including the related obligations of the Corporation pursuant to the Support Agreement between the Corporation and Capital Markets, to file such Registration Statement with the Securities and Exchange Commission and to comply with the undertakings of the Corporation made in connection with such Registration Statement; and I hereby ratify and confirm all that said attorneys, or either of them, have done or shall lawfully do by virtue of this Power of Attorney.


DATED:  October 28, 1997                                /s/ James T. Morris
                                                        -------------------
                                                        James T. Morris